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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): February 15, 2002


                                 Sheldahl, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                       0-45                    41-0758073
----------------------------          ------------          --------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


         1150 Sheldahl Road
        Northfield, Minnesota                                       55057
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (507) 663-8000


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Items 1, 3, 4, 6, 8 and 9 are not included.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 15, 2002, Sheldahl, Inc. (the "Company") announced that its wholly-owned subsidiary, International Flex Technologies, Inc. will cease operations at its Endicott, New York facility.

     A press release relating to the closing is attached hereto as Exhibit 99.0.

ITEM 5. OTHER EVENTS

     On February 19, 2002, the Company offered its trade creditors a plan for restructuring the Company's trade debt. The plan provides for the payment of all amounts owed trade creditors as of January 15, 2002 over a three year period or on an accelerated basis if part of the amount due is compromised by the trade creditor.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit 99.0.     Press release of February 15, 2002







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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         SHELDAHL, INC.



                                         By: /s/ Benoit Pouliquen
                                             -----------------------------------
                                             Benoit Pouliquen, President and
                                             Chief Executive Officer

Dated: February 27, 2002






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